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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20459



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


     Date of Report:                     August 13, 2001
                                         ---------------

     Date of earliest event reported:    July 31, 2001
                                         -------------


                          Commission File No.  0-10587
                                              --------


                          FULTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                 PENNSYLVANIA                             23-2195389
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     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)

      One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania         17604
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          (Address of principal executive offices)                (Zip Code)

                                 (717) 291-2411
     -------------------------------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events
--------------------


     The attached unaudited financial information is filed pursuant to the requirements of Securities and Exchange Commission Accounting Series Release No.
130. This information reports the results of operations of Fulton Financial Corporation and subsidiaries for the seven months ended July 31, 2001, which has been restated to include the results of operations of Drovers Bancshares Corporation. Drovers Bancshares Corporation was acquired by the Corporation in a transaction accounted for as a pooling of interests on July 1, 2001. This information should be read in conjunction with the consolidated financial statements and footnotes set forth in the Annual Report on Form 10-K filed by Fulton Financial Corporation for the year ended December 31, 2000.
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
FULTON FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
FOR THE SEVEN MONTHS ENDED JULY 31, 2001
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(Dollars in thousands)

INTEREST INCOME
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
Loans, including fees...........................................................           $255,299
Investment securities:
 Taxable........................................................................             42,227
 Tax-exempt.....................................................................              5,549
 Dividends......................................................................              3,167
Other interest income...........................................................              1,589
                                                                                -------------------
   Total Interest Income........................................................            307,831

INTEREST EXPENSE
---------------------------------------------------------------------------------------------------
Deposits........................................................................            115,874
Short-term borrowings...........................................................              9,779
Long-term debt..................................................................             16,365
                                                                                -------------------
  Total Interest Expense........................................................            142,018

  Net Interest Income...........................................................            165,813
PROVISION FOR LOAN LOSSES.......................................................             10,114
                                                                                -------------------

  Net Interest Income After Provision for Loan Losses...........................            155,699
                                                                                -------------------

OTHER INCOME
---------------------------------------------------------------------------------------------------
Investment management and trust services........................................             15,666
Service charges on deposit accounts.............................................             17,532
Other service charges and fees..................................................             10,095
Mortgage banking income.........................................................              6,276
Investment securities gains.....................................................              8,344
                                                                                -------------------
                                                                                             57,913

OTHER EXPENSES
---------------------------------------------------------------------------------------------------
Salaries and employee benefits..................................................             67,200
Net occupancy expense...........................................................              9,860
Equipment expense...............................................................              7,335
Data processing.................................................................              6,673
Merger and restructuring-related charges........................................              7,103
Other...........................................................................             28,309
                                                                                -------------------
                                                                                            126,480

  Income Before Income Taxes....................................................             87,132
INCOME TAXES....................................................................             24,690
                                                                                -------------------

  Net Income....................................................................           $ 62,442
                                                                                ===================


PER-SHARE DATA:
Net income (basic)..............................................................              $0.76
Net income (diluted)............................................................               0.75
Dividends per share.............................................................              0.322

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 FULTON FINANCIAL CORPORATION


                                 By:   /s/ Charles J. Nugent
                                       ---------------------
                                       Charles J. Nugent
                                       Senior Executive Vice President and
                                       Chief Financial Officer


Date:  August 13, 2001